UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  March 31, 2009

WESTERN CAPITAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-52015	47-0848102

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 West Broadway, Suite 1
Council Bluffs, Iowa  51501
(Address of principal executive offices) (Zip Code)

(712) 322-4020
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 31, 2009, the audit committee of the board of directors of Western Capital Resources, Inc. (the “Company”) concluded, based on recommendations of management, that the Company’s consolidated financial statements contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission, should be restated to correct an understatement of share-based compensation expense for fiscal 2007.  Accordingly, such financial statements should no longer be relied upon.  Management and the audit committee have discussed this matter with Lurie Besikof Lapidus & Company, LLP, the Company’s independent registered public accounting firm.  The Company intends to file an amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2007 to correct the understatement.

The Company earlier filed a Current Report on Form 8-K with the Securities and Exchange Commission, on December 19, 2008, to announce that the audited consolidated financial statements, contained in its Annual Report for the year ended December 31, 2007 and subsequent interim reports for the quarterly periods ended September 30, 2008, for the years ended December 31, 2006 and 2007 required restatement in order to correct errors related to the allocation of purchase price to customer relationships as opposed to goodwill for historical acquisitions.

The Company currently estimates that the effects of these corrections to its December 31, 2006 and 2007 consolidated statements of income, as well as its consolidated statement of income for the nine months ended September 30, 2008, are to increase, net of tax, expenses as follows:

	December 31, 2006	December 31, 2007	YTD September 30, 2008
Share-Based Compensation Expense	$-0-	$445,000	$-0-
Amortization Expense	$392,000	$347,000	$188,000
Total Adjustments	$392,000	$792,000	$188,000

The estimated adjustments have been prepared by management and are in the process of being reviewed by our independent registered public accounting firm.  As such, they are subject to change as the Company completes the preparation of the restated financial statements.

Item 8.01                      Other Events.

The Company’s board of directors is conducting an internal review of the propriety and categorization of certain expense reimbursements during 2008 and certain other transactions. The Company’s management has discussed this matter with Lurie Besikof Lapidus & Company, LLP, the Company’s independent registered public accounting firm.  Presently, the impact, if any, on the historical consolidated financial statements of the Company for any interim or annual period is yet to be determined.

As a result of the above-described matters, the Company does not anticipate meeting the filing deadline of March 31, 2009 for the Annual Report on Form 10-K for the period ended December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN CAPITAL RESOURCES, INC.: (Registrant)

Date: March 31, 2009	By:	/s/ John Quandahl
John Quandahl
Chief Executive Officer